UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2026

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FIRST MID BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36434	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 Charleston Avenue

Mattoon, Illinois 61938

(Address of Principal Executive Offices) (Zip Code)

(217) 234-7454

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, on October 29, 2025, First Mid Bancshares, Inc. ( “First Mid”) and Star Sub LLC, a newly formed Iowa limited liability company and wholly-owned subsidiary of First Mid (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Two Rivers Financial Group, Inc., an Iowa corporation (“Two Rivers”), pursuant to which, among other things, First Mid agreed to acquire 100% of the issued and outstanding shares of Two Rivers pursuant to a business combination whereby Two Rivers will merge with and into Merger Sub, whereupon the separate corporate existence of Two Rivers will cease and Merger Sub will continue as the surviving company and a wholly-owned subsidiary of First Mid (the “Merger”).

On February 28, 2026, First Mid completed its acquisition of Two Rivers through the merger of Two Rivers with and into Merger Sub, with Merger Sub as the surviving company pursuant to the Merger Agreement.

At the effective time of the Merger, each share of common stock, par value $1.00 per share, of Two Rivers issued and outstanding immediately prior to the effective time of the Merger (other than shares held in treasury by Two Rivers) were converted into and the right to receive 1.225 shares of common stock, par value $4.00 per share, of First Mid and cash in lieu of fractional shares, less any applicable taxes required to be withheld. On an aggregate basis, the total consideration payable by First Mid at the closing of the Merger to Two Rivers’ shareholders and equity holders was approximately 2,539,879 shares of First Mid common stock. Two Rivers’ outstanding stock equity awards fully vested upon consummation of the Merger.

This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Form 8-K filed by First Mid on October 30, 2025.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 28, 2026, in connection with the consummation of the Merger described in Item 2.01 above, pursuant to a First Supplemental Indenture, dated as of February 28, 2026, by and among First Mid, Two Rivers and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), First Mid assumed Two Rivers’ rights, duties and obligations under the Indenture between Two Rivers and the Trustee, dated as of December 30, 2004, pursuant to which Two Rivers has outstanding $10,310,000 of Junior Subordinated Debt Securities due March 15, 2035.

On February 28, 2026, in connection with the consummation of the Merger described in Item 2.01 above, pursuant to a Global Amendment to Loan Documents, dated as of February 28, 2026, by and between First Mid and Bankers’ Bank, a Wisconsin banking corporation, First Mid assumed Two Rivers’ rights, duties and obligations with respect to Two Rivers’ loan with Bankers’ Bank, which had outstanding on February 28, 2026 approximately $20,074,551.

Item 7.01. Regulation FD Disclosure.

On March 2, 2026, First Mid issued a press release regarding the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item and the related exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward Looking Statements

This document may contain certain forward-looking statements about First Mid and Two Rivers, such as discussions of First Mid’s and Two Rivers’ pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid and Two Rivers intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and Two Rivers are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the transaction between First Mid and Two Rivers will not be realized within the expected time period; the risk that integration of the operations of Two Rivers with First Mid will be materially delayed or will be more costly or difficult than expected; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and Two Rivers; legislative and/or regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and Two Rivers’ loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and Two Rivers; accounting principles, policies and guidelines; or any of the other foregoing risks. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, First Mid and Two Rivers do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release, dated March 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Date: March 2, 2026	By:	/s/ Joseph R. Dively
Joseph R. Dively
Chairman and Chief Executive Officer